Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan
Employee Benefit Plan

Our full-time employees who have completed 30 days of service are eligible to participate in a 401(k) savings plan sponsored by the Operating Partnership, which is a funded defined contribution plan that satisfies ERISA requirements. We make employer nondiscretionary matching contributions as well as discretionary profit sharing contributions, if any, in cash. The plan allows employees to allocate their voluntary contributions and employer matching and profit sharing contributions to a variety of investment funds. Our 401(k) plan does not have a fund that invests directly in MPG Office Trust, Inc. common stock or Series A preferred stock. Employees are fully vested in their voluntary contributions.

Effective July 1, 2012, the Company amended the 401(k) plan document to change the years of service required to vest in company contributions to 50% per year from the first through second year of employment. Previously, participants vested in company contributions at a rate of 20% per year from the second through sixth year of employment. Any active participant with two or more years of service as of July 1, 2012 became fully vested in company contributions as of July 1, 2012. During 2012, 2011 and 2010, we contributed $0.4 million, $0.5 million and $0.4 million, respectively, to the 401(k) plan.